Fees Summary	Aug. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,392,500.00
Previously Paid Amount	0.00
Total Fee Amount	882.80
Total Offset Amount	882.80
Net Fee	$ 0.00